                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): September 6, 2002



                   The Hartford Financial Services Group, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                    0-19277                  13-3317783
-------------------------   -------------------------   ------------------------
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation)

                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (860) 547-5000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 is a press release issued by The Hartford Financial Services Group, Inc. on September 6, 2002 relating to the transfer of its New Jersey auto insurance book sold through independent agents to state insurance carrier Palisades Safety and Insurance Association and Palisades Insurance Company.

(c) Exhibits

Exhibit  99.1   Press release, dated September 6, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     The Hartford Financial Services Group, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date:  September 6, 2002             By:   /s/ Neal S. Wolin
                                            ------------------
                                           Name:  Neal S. Wolin
                                           Title: Executive Vice President
                                                  and General Counsel

                                EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
--------------       ----------------------------------------------
Exhibit 99.1             Press release, dated September 6, 2002.